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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to 240.14a-11(c) or  240.14a-12

                              QUALITY SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      4.    Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      5.    Total fee paid:

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|_|   Fees paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:

      2.    Form, Schedule or Registration Statement No.:

      3.    Filing Party:

      4.    Date Filed:

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

                              QUALITY SYSTEMS, INC.
                       18191 Von Karman Avenue, Suite 450
                            Irvine, California 92612

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 21, 2004

To the Shareholders of Quality Systems, Inc.:

      The Annual Meeting of Shareholders of Quality Systems, Inc. (the "Company") will be held at the Marriott Hotel located at 18000 Von Karman Ave in Irvine, California , on September 21, 2004 at 1:00 P.M. Pacific Time, for the following purposes:

      1. To elect seven (7) persons to serve as directors of the Company until the next annual meeting. The nominees for election to the Board of Directors are named in the attached Proxy Statement, which is a part of this Notice.

      2. To ratify the appointment of Grant Thornton, LLP as independent public accountants of the Company for the fiscal year ending March 31, 2005.

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only shareholders of record at the close of business on July 27, 2004, are entitled to notice of and to vote at the Annual Meeting and at any adjournments of the Annual Meeting.

      All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please sign the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting. If you return your proxy card, you may nevertheless attend the Annual Meeting and vote your shares in person.

                                             By Order of the Board of Directors,

                                             QUALITY SYSTEMS, INC.


                                             /s/ Paul Holt
                                             Corporate Secretary

Irvine, California
July 27, 2004

                              QUALITY SYSTEMS, INC.
                       18191 Von Karman Avenue, Suite 450
                            Irvine, California 92612

                             ----------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 21, 2004

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                             SOLICITATION OF PROXIES

      The accompanying proxy is solicited by the Board of Directors of Quality Systems, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at the Marriott Hotel in Irvine, California located at 18000 Von Karman Ave, Irvine, California , on September 21, 2004 at 1:00 P.M. Pacific Time, and at any and all adjournments thereof. All shares represented by each properly executed and unrevoked proxy received in advance of the Annual Meeting will be voted in the manner specified therein.

      Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by submitting prior to or at the Annual Meeting a later dated proxy executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

      Any shareholder, who would like to vote in person at the Annual Meeting and owns shares in street name, should inform his/her broker bank of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification such as a driver's license or passport in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time, should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Quality Systems, Inc. stock as of the record date. Upon submission of proper identification and ownership documentation, the Company will be able to verify ownership of its Common Stock and admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his/her shares at the Annual Meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder's vote will not be counted unless he/she appears at the Annual Meeting and votes in person.

      This proxy statement, the accompanying proxy card and the Company's Annual Report are being mailed to the Company's shareholders on or about August 16, 2004. The cost of soliciting proxies will be borne by the Company. The solicitation will be made by mail and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. Such further solicitations would be made by the Company's regular employees who will not receive additional compensation for the solicitation.

                      OUTSTANDING SHARES AND VOTING RIGHTS

      Only holders of record of the 6,364,354 shares of the Company's Common Stock outstanding at the close of business on July 27, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A majority of the shares, represented in person or by proxy, will constitute a quorum for the transaction of business. All proxies delivered to the Company will be counted in determining the presence of a quorum, including those providing for abstention or withholding of authority and those delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters. The seven nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect. If additional persons are nominated for election as directors, the proxy holders set forth herein intend to vote all proxies received by them at the instruction and discretion of the Board of Directors. The Board reserves the right to determine a priority among its nominees, including the right to not allocate votes to one or more of the nominees, depending upon the manner in which the Board believes other votes will be cast and such other factors as the Board may deem appropriate in its discretion. The Board has not yet determined the order of priority in which it will cast its cumulative votes disproportionately among its nominees if the Board elects to cumulate its votes on a disproportional basis.

      In matters other than election of directors, assuming that a quorum is present, the affirmative votes of a majority of the shares represented and voting at a meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) is required for approval. Abstentions will have the same practical effect as a negative vote but broker non-votes will not be counted for any purpose in determining whether a matter has been approved.

      Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date, except that all shareholders have cumulative voting rights and in the event any shareholder gives notice at the Annual Meeting, prior to the voting, of an intention to cumulate his or her votes in the election of directors, then all shareholders entitled to vote at the Annual Meeting may cumulate their votes in the election of directors. Cumulative voting means that a shareholder has the right to give any one candidate whose name has been properly placed in nomination prior to the voting a number of votes equal to the number of directors to be elected multiplied by the number of shares such shareholder would otherwise be entitled to vote, or to distribute such votes on the same principle among as many properly nominated candidates (up to the number of persons to be elected) as the shareholder may wish. The proxy being solicited by the Board of Directors confers upon the proxy holders the authority to cumulate votes at the instruction and discretion of the Board of Directors .

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of July 27, 2004 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's current directors and nominees for director, (iii) each of the Named Executive Officers (as hereinafter defined), and (iv) all current directors and Named Executive Officers of the Company as a group:

                                                         Number of Shares of Common Stock      Percent of Common Stock
Name of Beneficial Owner(1)                                   Beneficially Owned(2)(4)         Beneficially Owned(3)(4)
-------------------------                                     ------------------               -------------------
Janet Razin and Sheldon Razin                                         1,427,220                          22.43%
Ahmed Hussein                                                         1,151,900                          18.09%
Arbor Capital(5)                                                        409,600                           6.44%
Lou Silverman                                                           135,701                           2.09%
Frank C. Meyer                                                           29,700                           *
Patrick Cline                                                            14,000                           *
Paul Holt                                                                 5,750                           *
Dale M. Hanson                                                            6,000                           *
Mohammed Tawfick El-Bardai                                                4,000                           *
William E. Small                                                          4,000                           *
Emad Zikry                                                                3,500                           *
Greg Flynn                                                                   30                           *
William V. Botts(6)                                                           0                           *
Maurice J. DeWald(6)                                                          0                           *
Jonathan Javitt(6)                                                            0                           *
Vincent J. Love(6)                                                            0                           *
Steven T. Plochocki(6)                                                        0                           *
All directors and Named  Executive  Officers as a group               2,781,801                          42.71%
   ( 11 persons, including those named above)

-------------

* Less than 1%.

1. Unless otherwise indicated, the address is c/o Quality Systems, Inc., 18191 Von Karman Avenue, Suite 450, Irvine, California 92612.

2. Unless otherwise indicated, to the Company's knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

3. Applicable percentage ownership is based on 6,364,354 shares of Common Stock outstanding as of July 27, 2004. Any securities not outstanding but subject to options exercisable as of July 27, 2004 or exercisable within 60 days after such date are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

4. Includes shares of Common Stock subject to stock options which were exercisable as of July 27, 2004 or exercisable within 60 days after July 27, 2004, and are, respectively, as follows: Mr. Hussein, 4,500 shares; Mr. Silverman, 127,101 shares; Mr. Meyer, 4,500 shares; Mr. Hanson, 3,500 shares; Mr. Small, 4,000 shares; Mr. Holt, 5,750;and all directors and Named Executive Officers as a group, 149,351 shares.

5. As reflected in the Schedule 13F filed with the Securities and Exchange Commission on March 31, 2004. The address for Arbor Capital is 1 Financial Plaza, Suite 1000, Minneapolis, MN 55402-1813.

6.    Non-incumbent director nominees.

                              ELECTION OF DIRECTORS

                                (Proposal No. 1)

      Directors are elected at each Annual Meeting of Shareholders and hold office until their respective successors are duly elected and qualified. The full Board of Directors consists of seven directors. Certain information with respect to the seven nominees who will be presented at the Annual Meeting by the Board of Directors for election as directors is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be or has been designated by the Company's Board of Directors.

      Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the nominees presented below. However, discretionary authority to cumulate votes represented by proxies and to cast such votes for any or all of the nominees named below is solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named in the enclosed proxy to cumulate votes represented by proxies in accordance with their the instruction of the Board for individual nominees in order to attempt to elect to the Board as many of the nominees named herein as possible.

      In the election of directors, assuming a quorum is present, the seven nominees receiving the highest number of votes cast at the meeting will be elected directors. As a result, proxies voted to "Withhold Authority" and broker non-votes will have no practical effect upon the election of directors, although proxies specifying "Withhold Authority" will be counted for purposes of determining whether a quorum is present, as will proxies delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

      Based on definitions of independence established by the National Association of Securities Dealers ("NASD"), each of the proposed nominees qualifies for consideration as an independent director. Under guidelines established in the Company's Bylaws, each of the proposed nominees with the exception of Sheldon Razin meets the Company's criteria established for consideration as an independent director.

      No members of Company management served on the Board of Directors during Fiscal year(s) 2001, 2002, 2003, and 2004, and no members of management have been nominated by the Board of Directors to serve as a director for Fiscal Year 2005.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW:

William V. Botts (69) was a director of Summit Designs from 1996 to 2000. He served as Chairman and Chief Executive Officer of Summit Designs from July 1999 to April 2000 when the company merged with a larger private company and became publicly traded on NASDAQ as Innovada which he then served as its director through July 2002. Since 1993 he has been engaged as an independent consultant to business in areas related to problem solving, operations, strategic planning, mergers and/or acquisitions. He has held numerous other past and present directorship and chairmanship positions with privately held companies.

Maurice J. DeWald (64) is and has been since 1992 the Chief Executive Officer of Verity Financial Group, Inc., a financial advisory business. He has also been a director of Advanced Materials Group, Inc. since 1998. He was an audit partner/managing partner with the national accounting firm KPMG, LLP and employed with that firm from 1962 to 1991. He holds a B.B.A. from the University of Notre Dame and has a California C.P.A. professional certification.

Ahmed Hussein (63) is, and has been since 1997, the Director of National Investment Company, Cairo, Egypt. Mr. Hussein founded National Investment Company in 1996 and has served as a member of its Board of Directors since its inception. Mr. Hussein served as a Senior Vice President of Dean Witter from 1993 to 1996. Mr. Hussein is a director of the following publicly held Egyptian companies: Nasr City Co., Simo Paper Co., and Nobria Agriculture.

Jonathan Javitt (47) is currently the Executive Vice President/Office of the Chairman of First Consulting Group, a prominent healthcare information technology consulting firm. Prior to joining this firm in April 2004, he was Vice Chairman/Chief Science Officer of eMedx (later Active Health) from June 1998 to April 2004. Previously, he held senior executive positions with other healthcare industry organizations. He is an M.D. and holds a Masters Degree in Public Health.

Vincent J. Love (63) is a managing partner in the firm Kramer, Love & Cutler, LLP, a financial consulting group. He was employed by the accounting firm Ernst & Young from 1967 to 1994, and served as a partner of that firm from 1979 to 1994. He achieved the rank of Captain in the U.S. Army, has a B.B.A. from the City College of New York, and has a New York, Ohio, and Connecticut C.P.A. professional certification.

Steven T. Plochocki (52) has been President and Chief Executive Officer of InSight, a leading national provider of diagnostic imaging services, since November 1999. Prior to his current position, he was Chief Executive Officer of Centratex Support Services, Inc., a support services company for the healthcare industry and had previously held other senior level positions with healthcare industry firms. He holds B.A. in Journalism and Public Relations from Wayne State University and a Master's degree in Business Management from Central Michigan University.

Sheldon Razin (66) is the founder of the Company and has served as its Chairman of the Board since the Company's inception in 1974. He served as the Company's Chief Executive Officer from 1974 until April 2000. He also had served until April 2000 as the Company's President since its inception except for the period from August 1990 to August 1991. Additionally, Mr. Razin served as Treasurer from the Company's inception until October 1982. Prior to founding the Company, he held various technical and managerial positions with Rockwell International Corporation, and was a founder of the Company's predecessor, Quality Systems, a sole proprietorship engaged in the development of software for commercial and space applications and in management consulting work. Mr. Razin holds a B.S. degree in Mathematics from the Massachusetts Institute of Technology.

                 BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

      The Company's Bylaws require that at least three-quarters of the members of the Board of Directors be independent. For purposes of any action by the Board, at least one-half of the directors present and eligible to vote must be independent. Under the Company's Bylaws, an "independent" director is a Board member who:

      (a) has never been an employee of the Company or any of its subsidiaries;

      (b) receives no fees for services provided to the Company or to the Chief Executive Officer or senior management of the Company as an advisor, consultant or otherwise;

      (c) is not employed by an entity which provides fee based services to the Company or to the Chief Executive Officer or senior management of the Company as an advisor, consultant or otherwise;

      (d) is not affiliated with a significant customer or supplier of the Company ("significant" means more than 1% of the Company's annual sales);

      (e) has not had, during the past two years, any interest in any significant transaction, or any business or financial relationship, with the Company or an affiliate of the Company (other than service as a director) for which the Company has been required to make disclosure under Regulation S-K of the Securities and Exchange Commission;

      (f) is not a relative of an executive officer or director of the Company;

      (g) receives no compensation from the Company other than director's fees;

      (h) does not personally receive and is not an employee, director, or trustee of a foundation, university, or other institution that receives grants or endowments from the Company that are material to the Company or to either the recipient and/or the foundation, university or institution; and

      (i) is not employed by an entity of which (i) an executive officer of the Company serves as a director or trustee, or (ii) a director of the Company serves in a senior executive capacity.

      During the fiscal year ended March 31, 2004, the Board of Directors held 11 meetings. There were no actions taken by unanimous written consent. No director attended less than 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors upon which he served, except for Mr. El Bardai, who attended seven out of eleven Board meetings.

      On May 30, 2003, Emad Zikry resigned from the Board effective on that date. Mr. Zikry subsequently notified the Board of Directors' Nominating Committee of his interest in being nominated to the Board. The Nominating Committee and the Board approved of Mr. Zikry's nomination for election to the Board. Mr. Zikry was elected to the Board at the 2003 Annual Shareholders' Meeting, and in October 2003 received 3,500 options to purchase the Company's common stock under the Company's 1998 Stock Option Plan. These options were fully vested at the time of grant and had an exercise price of $7.00 per share.

      During the fiscal year ended March 31, 2004, and continuing during fiscal year 2005, certain members of the Company's Board of Directors received correspondence from Mr. Ahmed Hussein and his attorney as well as Mr. Emad Zikry and Mr. Tawfik El-Bardai on a variety of topics principally relating to certain Board actions, Board governance, Board processes and Board functionality issues. Mr. Hussein, Mr. Zikry and Mr. El-Bardai have stated that they do not support the Company's slate of Board nominees. A majority of the Company's Board members disagree with the assertions raised in this correspondence and believe that Board actions as well as Board committee matters and recommendations have been considered and voted upon in concert with the Company's Bylaws and applicable law.

      Additionally, Mr. Zikry declined to sign and fully complete the Director's Questionnaire which he returned to the Company. Therefore, this proxy statement was prepared in reliance upon his unsigned and incomplete Questionnaire, and without the benefit of any additional information that may have been included if his questionnaire had been returned fully completed and signed.

      The Board of Directors has an Audit Committee which consists of Messrs. Hanson, Meyer, Small, Zikry and El Bardai. The Audit Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by the Board of Directors. The duties of the Audit Committee include meeting with the independent public accountants of the Company to review the scope of the annual audit and to review the quarterly and annual financial statements of the Company before the statements are released to the Company's shareholders. The Audit Committee also evaluates the independent public accountants' performance and makes recommendations to the Board of Directors as to whether the independent public accounting firm should be retained by the Company for the ensuing fiscal year. In addition, the Audit Committee reviews the Company's internal accounting and financial controls and reporting systems practices. During the fiscal year ended March 31, 2004, the Audit Committee held twenty meetings. The Audit Committee's current charter, adopted January 29, 2004, is included as Appendix A to this Proxy Statement. The Audit Committee and Board of Directors have confirmed that the Audit Committee does and will continue to include at least three members. The Audit Committee and the Board of Directors has confirmed that Dale Hanson meets applicable NASD listing standards for designation as an "Audit Committee Financial Expert" and being "independent." The Audit Committee and Board of Directors expects that, if elected, Mr. DeWald and Mr. Love will meet the applicable NASD listing standards for designation as an "Audit Committee Financial Expert" and being "independent", however, there can be no guarantees that these persons will be elected to the Board of Directors or that if elected, will continue to meet such qualifications or will in fact be designated as the Company's "Audit Committee Financial Expert."

      The Board of Directors has a Nominating Committee which consists of Messrs. Meyer, Hanson, Small, Zikry and El Bardai. The Nominating Committee is responsible for identifying, recommending and nominating candidates to the Board of Directors and is composed entirely of independent directors. The Nominating Committee will consider candidate nominees for election as director who are recommended by shareholders. Recommendations should be sent to the Secretary of the Company and should include the candidate's name and qualifications and a statement from the candidate that he or she consents to being named in the Proxy Statement and will serve as a director if elected. In order for any candidate to be considered by the Nominating Committee and, if nominated, to be included in the Proxy Statement, such recommendation must be received by the Secretary not less than 150 days prior to the anniversary date of the Company's most recent annual meeting of shareholders

      The Nominating Committee believes that it is desirable that directors possess an understanding of the Company's business environment and have the knowledge, skills, expertise and such diversity of experience that the Board's ability to manage and direct the affairs and business of the Company is enhanced. Additional considerations may include an individual's capacity to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

      The Nominating Committee may receive suggestions from current Board members, Company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee may also, from time to time, engage firms that specialize in identifying director candidates.

      Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The

Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for nomination to the Board. Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. With the nominee's consent, the Nominating Committee may also engage an outside firm to conduct background checks on candidates as part of the nominee evaluation process. The Nominating Committee's evaluation process does not vary based on the source of the recommendation, though in the case of a shareholder nominee, the Nominating Committee and/or Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

      In compiling the Board slate appearing in this proxy statement, nominee referrals as well as nominee recommendations were received from existing directors, members of management, as well as outside sources - both solicited and unsolicited. For individual director nominees, the referral source may differ from the person ultimately recommending the individual for nomination to the board. The following sets forth the name of each nominee (other than nominees standing for re-election) and the category of person that recommended such nominee to the Company's Nominating Committee: Mr. William Botts (recommended by a non-management director); Mr. Maurice DeWald (recommended by a non-management director); Mr. Vincent Love (recommended by a non-management director); Mr. Jonathan Javitt (recommended by a non-management director); and Mr. Steve Plochocki (recommended by a non-management director). No paid consultants were engaged by the Company, the Board or any of its committees for the purposes of identifying qualified, interested Board candidates.

      During the fiscal year ended March 31, 2004 the Nominating Committee held one meeting. The Nominating Committee's current charter is included as Appendix B to this Proxy Statement.

      The Board of Directors has a Compensation Committee which consists of Messrs. Zikry, Hanson, Meyer, Small and El Bardai. The Compensation Committee is composed entirely of independent directors, and is responsible for (i) ensuring that senior management will be accountable to the Board through the effective application of compensation policies and (ii) monitoring the effectiveness of both senior management and the Board (including committees thereof). The Compensation Committee establishes compensation policies applicable to the Company's executive officers. During the fiscal year ended March 31, 2004, the Compensation Committee held eight meetings. The Compensation Committee's current charter is included as Appendix C of this Proxy Statement.

      The Board of Directors has a Transaction Committee which consists of Messrs. Small, Hanson, Meyer, Zikry and El Bardai. The Transaction Committee is responsible for considering and making recommendations to the Company's Board of Directors with respect to all proposals involving (i) a change in control of the Company or (ii) the purchase or sale of assets constituting more than 10% of the Company's total assets. The Transaction Committee is composed entirely of independent directors. During the fiscal year ended March 31, 2004, the Transaction Committee held five meetings.

      Under the Company's Bylaws , if at any time the Chairman of the Board shall be an executive officer of the Company, or for any other reason shall not be an independent director, a non-executive Lead Director ("Lead Director") shall be selected by the independent directors. The Lead Director shall be one of the independent directors, shall be a member of the Audit Committee and of the Executive Committee, if there is such a committee, and shall be responsible for coordinating the activities of the independent directors. He shall assist the Board in assuring compliance with the Company's corporate governance procedures and policies, and shall coordinate, develop the agenda for, and moderate executive sessions of the Board's independent directors. Such executive sessions shall be held immediately following each regular meeting of the Board, and may be held at other times as designated by the Lead Director. The Lead Director shall approve, in consultation with the other Independent Directors, the retention of consultants who report directly to the Board. If at any time the Chairman of the Board is one of the independent directors, then he or she shall perform the duties of the Lead Director. Since October 29, 2003 Bud Small has served as Lead Director. From August 29, 2002 through October 29, 2003 Dale Hanson served as Lead Director.

      Directors of the Company who are also employees of the Company are not compensated for their services as directors or committee members. Directors of the Company who are not also employees receive a fee of $2,500 per year along with reasonable expenses for serving on the Board of Directors. Directors who serve on a committee of the Board of Directors receive an additional annual fee of $1,000 per committee and a fee of $250 for each committee meeting attended, together with reasonable expenses for attendance at committee meetings.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No director or executive officer of the Company serves as an officer, adirector or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of the Company's Board of Directors.

                       COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain compensation information for the three fiscal years ended March 31, 2004, 2003 and 2002, respectively, by the Chief Executive Officer and the other highest paid executive officers of the Company (up to four) serving as such at the end of the 2004 fiscal year whose aggregate total annual salary and bonus for such year exceeded $100,000 (the "Named Executive Officers").

                           Summary Compensation Table

--------------------------------------------------------------------------------------------------------------------
                                                                                Long Term
                                                                              Compensation
                                                                                 Awards
                                                                              ------------
                                                                                Securities
                                                                                Underlying          All Other
      Name and Principal Position         Year     Salary ($)    Bonus ($)        Options       Compensation ($)(1)
--------------------------------------------------------------------------------------------------------------------
Lou Silverman
   Chief Executive Officer and            2004      278,500       139,250              --              2,000
   President                              2003      262,937       103,602              --              2,000
                                          2002      251,947        25,000          59,940              2,000
--------------------------------------------------------------------------------------------------------------------
Patrick Cline                             2004      257,500       196,500           9,000              2,000
   President, NextGen Healthcare          2003      243,287       118,250                              2,000
   Information Systems Division           2002      231,413        74,063           8,000              2,000
--------------------------------------------------------------------------------------------------------------------
Greg Flynn                                2004      187,500        18,810           5,000              4,063
   Executive Vice President,              2003      180,000            --              --              1,800
   General Manager of QSI Division        2002      180,000            --              --              1,800
--------------------------------------------------------------------------------------------------------------------
Paul Holt                                 2004      119,378        28,541              --              1,479
   Chief Financial Officer                2003      101,438        27,250              --              1,197
                                          2002       97,500         3,500              --              1,035
--------------------------------------------------------------------------------------------------------------------

-----------
(1) This column reflects amounts attributable to Company contributions to the Company's Deferred Compensation Plan and or 401k

                             Option /SAR Information

The following table provides information with respect to option grants in fiscal 2004 to the Named Executive Officers.

-----------------------------------------------------------------------------------------------------------
                                    Percent of                                     Potential Realizable
                                    Total                                          Value at Assumed
                    Number of       Options                                        Annual Rates of Stock
                    Securities      Granted to      Exercise                       Price Appreciation for
                    Underlyling     Employees       or Base                        Option Term (#)
                    Options         in Fiscal       Price          Expiration
Name                Granted (#)     Year (%)        ($/Share)      Date                5%               10%
-----------------------------------------------------------------------------------------------------------
Pat Cline           9,000           15.00           15.46          10/23/2009      38,442            84,946
-----------------------------------------------------------------------------------------------------------
Greg Flynn          5,000            8.33           15.46          10/23/2009      21,357            47,192
-----------------------------------------------------------------------------------------------------------

The following table provides information on option exercises in fiscal 2004 by the Named Executive Officers and unexercised options held by each of them at the close of such fiscal year. No Named Executive Officer exercised any stock appreciation rights during fiscal 2004 or held any stock appreciation rights at the end of such fiscal year. The value of unexcercised in the money options was calculated using the closing share price on the last trading day of the fiscal year ($45.30).

--------------------------------------------------------------------------------------------------------------------------
       Name                Shares            Value             Number of Securities            Value of Unexercised
                         Acquired on      Realized ($)    Underlying Unexercised Options       In-the-Money Options
                         Exercise (#)                           at March 31, 2004(#)           at March 31, 2004 ($)
                                                       -------------------------------------------------------------------
                                                          Exercisable     Unexercisable    Exercisable     Unexercisable
--------------------------------------------------------------------------------------------------------------------------
Lou Silverman               42,114        1,564,869           84,456          57,630        2,874,515        2,006,964
--------------------------------------------------------------------------------------------------------------------------
Patrick Cline               14,000          507,140                0          13,000                0          404,800
--------------------------------------------------------------------------------------------------------------------------
Greg Flynn                  20,000          816,472                0           5,000                0          149,200
--------------------------------------------------------------------------------------------------------------------------
Paul Holt                    1,500           54,420            5,000           1,500          184,406           55,981
--------------------------------------------------------------------------------------------------------------------------

                      Equity Compensation Plan Information

      The following table sets forth information about the Company's common stock that may be issued upon the exercise of options under all of our equity compensation plans as of March 31, 2004.

----------------------------------------------------------------------------------------------------------------------------
            Plan Category             Number of securities to be     Weighted-average      Number of securities remaining
                                       issued upon exercise of      exercise price of      available for future issuance
                                         outstanding options,      outstanding options,   under equity compensation plans
                                         warrants and rights       warrants and rights    (excluding securities reflected
                                                 (a)                         (b)                     in column a)
                                                                                                         (c)
----------------------------------------------------------------------------------------------------------------------------
  Equity compensation plans approved
  by security holders                            330,587                   $10.52                      512,800
----------------------------------------------------------------------------------------------------------------------------
  Equity compensation plans not
  approved by security holders                         0                        0                            0
----------------------------------------------------------------------------------------------------------------------------
  Total                                          330,587                   $10.52                      512,800
----------------------------------------------------------------------------------------------------------------------------

             Employment Contracts and Change in Control Arrangements

      Mr. Silverman has an Employment Agreement ("Agreement") with the Company which details the terms of his employment as the Company's Chief Executive Officer. The Agreement granted Mr. Silverman a total of 124,260 options which vest equally over a four year period commencing with the effective date of the Agreement (July 20, 2000). Additionally, on July 20, 2001 he received an additional 59,940 options per his agreement. Mr. Silverman is eligible for a cash bonus of up to 50% of his annual base compensation based on performance goals established jointly between himself and the Board of Directors.

      Mr. Silverman's employment may be terminated for any reason by himself or the Company upon 60 days written notice. Should Mr. Silverman terminate his employment due to the Company's breach of the Agreement he will be entitled to
(i) a lump sum payment equal to six months base compensation; and (ii) 12 months worth of accelerated vesting of granted stock options. Should Mr. Silverman's employment be terminated without cause or by himself for good reason, he will be entitled to (i) unpaid base compensation and vacation earned and accrued through his date of termination plus a lump sum equal to six months base compensation,
(ii) any other performance bonus earned and not paid, and (iii) vesting of an additional 25% of all unvested stock options. Should Mr. Silverman's employment be terminated due to a "change of control" he will be entitled to (i) unpaid base compensation and vacation earned plus a lump sum payment equal to six months base compensation; (ii) any performance bonus earned but not paid; and
(iii) immediate vesting of all unvested options. A "change of control" is defined as the earliest occurrence of any of the following events: the direct or indirect sale, lease, exchange or other transfer of 35% of more of the total assets of the Company, the merger or consolidation of the Company with another company with the effect that the shareholders of the Company immediately prior to the merger hold less than 51% of the combined voting power of the then outstanding securities of the surviving company; the replacement of a majority of the Company's Directors without the approval of the Board of Directors; the purchase of 25% or more of the combined voting power of the outstanding securities of the Company with the exception of the purchase of securities by Ahmed Hussein or Sheldon Razin of shares owned by either Sheldon Razin or Ahmed Hussein. The Agreement also grants immediate vesting of all unvested options should a change of control occur whether or not Mr. Silverman's employment is terminated.

      For options other than those discussed above, the Board of Directors, as the administrator of the Company's 1989 Stock Option Plan and 1998 Stock Option Plan, has the discretion to accelerate any outstanding options held by the Named Executive Officers and employees in the event of an acquisition of the Company by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

                             Compensation Philosophy

      The Company's compensation program for executive officers is based on the same principles applicable to compensation decisions for all employees of the
Company:

      o The Company pays competitively. The Company is committed to providing a pay program that helps attract and retain highly qualified people in the industry.

      o The Company believes that employees should understand the performance evaluation and pay administration process. The process of assessing performance is as follows:

            1. At the beginning of the performance cycle, the Chief Executive Officer or other evaluating manager sets objectives and key goals.

            2. The evaluating manager gives the employee ongoing feedback on performance.

            3. At the end of the performance cycle, the manager objectively and subjectively evaluates the accomplishment of objectives/key goals.

            4. The evaluating manager communicates evaluation results to the employee.

                              Compensation Vehicles

      The Company has historically used a compensation program that consists of multiple elements. These elements include some or all of the following:

      o Salary. The Company sets base salary for its employees at levels required to attract, retain, and motivate highly talented individuals at all levels in the organization.

      o Bonus. The Company utilizes incentive compensation plans for selected employees to reward achievement of key objectives and goals.

      o Stock Options. If/when utilized, stock options can be utilized to provide additional incentives to selected employees to work to maximize shareholder value. Any stock option grants are made by the Board of Directors. If granted, stock options generally are granted with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant and vest in equal annual installments over a four-year period.

                             COMPENSATION COMMITTEE

                     Emad Zikry, Chairman       William Small
                     Frank Meyer                Tawfick El-Bardai

                                   Dale Hanson

                             AUDIT COMMITTEE REPORT

      The Audit Committee reports to and acts on behalf of the Board of Directors in providing oversight to the financial management, independent auditors, and financial reporting procedures of the Company. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those statements. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2004 Annual Report on Form 10-K with management and the independent auditors.

      The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), as amended. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended, and has discussed with the independent auditors their independence. In concluding that the auditors are independent, the Committee considered, among other factors, whether the non-audit services provided by Grant Thornton, LLP were compatible with maintaining their independence.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2004, for filing with the Securities and Exchange Commission.

      The Audit Committee has recommended the appointment of Grant Thornton, LLP to serve as the Company's independent auditors for the year ended March 31, 2005, subject to shareholder ratification.

                                 AUDIT COMMITTEE

                Dale Hanson, Chairman                   William Small

                Emad Zikry                              Tawfick El-Bardai

                                   Frank Meyer

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the directors and officers of the Company and any person who owns more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and the NASDAQ National Market. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file in accordance with Section 16(a).

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended March 31, 2004, its officers, directors and greater than 10% shareholders complied with all filing requirements applicable to such persons.

                        FIVE-YEAR PERFORMANCE COMPARISON

      The following graph compares the cumulative total returns of the Company's Common Stock, the Total Return Index for The NASDAQ Stock Market, and the NASDAQ Computer & Data Processing Services Stock Index over the five-year period ended March 31, 2004 assuming $100 was invested on April 1, 1999 with all dividends, if any, reinvested.

                 [EDGAR PRESENTATION OF STOCK PERFORMANCE DATA]

                                                       -----------------------------------------------------------
                                                                       Fiscal year ended March 31,
------------------------------------------------------------------------------------------------------------------
                                                            2000        2001        2002        2003        2004
------------------------------------------------------------------------------------------------------------------
Quality Systems, Inc.                                      406.67      293.33      406.13      680.27     1211.47
------------------------------------------------------------------------------------------------------------------
NASDAQ Stock Market (U.S.)                                 195.66       80.80       63.59       51.95       87.02
------------------------------------------------------------------------------------------------------------------
NASDAQ Computer & Data Processing                          179.46       65.76       66.46       47.40       64.93
------------------------------------------------------------------------------------------------------------------

      The last trade price of the Company's Common Stock on each of March 31, 2000, 2001, 2002, 2003 and 2004 was published by The Nasdaq Stock Market and, accordingly for the periods ended March 31, 2000, 2001, 2002, 2003 and 2004 the reported last trade price was utilized to compute the total cumulative return for the Company's Common Stock for the respective periods then ended.

                              CERTAIN TRANSACTIONS

      David Razin, who is Vice President Business Development of the Company, is the son of Sheldon Razin. David Razin earned $155,000 in salary during the fiscal year ended March 31, 2004. David Razin was also awarded 5,000 stock options during the year ended March 31, 2004. Kim Cline, manager of implementations, is the sister of Pat Cline. Kim Cline earned $138,287 in salary and bonuses during the fiscal year ended March 31, 2004 and was awarded 4,000 stock options during the same period.

                          COMMUNICATIONS WITH DIRECTORS

      The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 18191 Von Karman, Suite 450, Irvine, California 92612. To communicate with any of our directors electronically, a shareholder should send an email to the Company's Secretary: pholt@qsii.com.

      All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company's Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

      It is the Company's policy that its directors are invited and encouraged to attend the 2004 Annual Meeting. All of our directors were in attendance at the 2003 Annual Meeting.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

                                (Proposal No. 2)

      The Board of Directors has appointed the firm of Grant Thornton, LLP ("Grant Thornton") as its independent public accountants for the fiscal year ended March 31, 2005, subject to ratification by the holders of a majority of the shares represented either in person or proxy at the Annual Meeting. In the event that the shareholders do not ratify the selection of Grant Thornton as the Company's independent public accountants, the selection of another independent public accounting firm will be considered by the Board of Directors.

      Representatives of Grant Thornton are expected to attend the Annual Meeting and will be available to respond to appropriate questions. The representatives of Grant Thornton also will have the opportunity to make a formal statement, if they so desire.

                            AUDIT AND NON-AUDIT FEES

      The following table sets forth the Aggregate fees billed to the Company by Grant Thornton, LLP for the fiscal years ended March 31, 2004 and 2003.

      --------------------------------------------------------------------

                                                 2004           2003
      --------------------------------------------------------------------

      Audit fees                               $250,000       $245,000
      --------------------------------------------------------------------

      Financialinformation systems design      $      0       $      0
      and implementation fees
      --------------------------------------------------------------------

      Tax fees                                 $ 11,000       $ 82,000
      --------------------------------------------------------------------

      All other fees                           $ 34,000       $  1,000
      --------------------------------------------------------------------

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

      The Audit Committee's policy is to preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit.

                                  ANNUAL REPORT

      The Company's Annual Report containing audited financial statements for the fiscal years ended March 31, 2004 and 2003 accompanies this Proxy Statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

                           PROPOSALS OF SHAREHOLDERS

      Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's next Annual Meeting must be received by the Company by March 26, 2005, in order to be considered for inclusion in the Company's proxy materials. Such proposals should be addressed to the Company's Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders (including nominees for director) to be timely, a Shareholders' Notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than sixty days nor more than one hundred twenty days prior to the scheduled Annual Meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than seventy days notice or a prior public disclosure of the date of the scheduled Annual Meeting is given or made, notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made. The Shareholder Notice must also comply with certain other requirements set forth in the Company's Bylaws, a copy of which may be obtained by written request delivered to the Company's Secretary.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxy will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of the Board of Directors.

                                     By Order of the Board of Directors,

                                     QUALITY SYSTEMS, INC.


                                     /s/ Paul Holt
                                     Corporate Secretary

Irvine, California
July 27, 2004

SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2004, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS, QUALITY SYSTEMS, INC., 18191 VON KARMAN AVENUE, SUITE 450, IRVINE, CALIFORNIA 92612 OR CALL (949) 255-2600.

                                   Appendix A

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                              QUALITY SYSTEMS, INC.

     (As Amended and Approved by the Board of Directors on January 29, 2004)

PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the accounting and financial reporting processes of Quality Systems, Inc. (the "Company") and audits of the financial statements of the Company.

MEMBERSHIP

      The Audit Committee shall be comprised of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market, copies of which will be provided to the Board of Directors upon request):

      A. Each member must be an independent director, as defined in (i) NASD Rule 4200 and (ii) Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.

      B. Each member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

      C. Each member must be financially literate and have the ability to read and understand fundamental financial statements.

      D. At least one member must be an "audit committee financial expert" as defined by the Item 401(h) of Regulation S-K of the Securities Act of 1933.

      E. At least one member must be the "lead director" as defined in the Company's bylaws.

      The Board of Directors shall also designate a chairperson of the Audit Committee. Members of the Audit Committee are elected to serve for a term of one year.

FUNCTIONS

      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of (a) compensation to the independent auditor for the purpose of rendering or issuing an audit report, (b) compensation to any advisors employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. Without limiting the Audit Committee's authority, the Audit Committee shall carry out the following specific activities:

         Financial Statement and Disclosure Matters

                  Review and reassess the adequacy of this Charter annually
                         and recommend any proposed changes to the Board of Directors for approval.

                  Review and discuss with management and the independent
                         auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company's Form 10-K.

                  Review and discuss with management and the independent
                         auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

                  Review and discuss reports from the independent auditors on:

                         All critical accounting policies and practices to be
                                  used.

                         All alternative treatments of financial
                                  information within generally accepted
                                  accounting principles that have been
                                  discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

                         Other material written communications between the
                                  independent auditor and management, such as any management letter or schedule of unadjusted differences.

                  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

                  Review disclosures made to the Audit Committee by the
                          Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

                  Prepare the audit committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         Independent Auditors

                  The Audit Committee shall have the sole authority to
                           appoint or replace the independent auditor (subject, if applicable, to shareholder ratification).

                  The Audit Committee shall be directly responsible for the
                           compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

                  The Audit Committee shall preapprove all auditing
                           services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

                  Obtain from the independent auditor a formal written
                           statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and the Audit Committee's responsibility for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.

                  Ensure the rotation of the audit partners as required by
                           Section 10A(j) of the Securities Exchange Act of 1934, and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

                  Recommend to the Board of Directors policies for the Company's hiring of employees or former employees of the independent auditor consistent with Section 10A(l) of the Securities Exchange Act of 1934.

         Compliance Oversight

                  Obtain from the independent auditor assurance that Section
                           10A(b) of the Securities Exchange Act of 1934 has not been implicated.

                  Obtain reports from management and the independent auditor that the Company and its subsidiary and affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

                  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

                  Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

                  Review and approve in advance any proposed related party
                           transactions.

LIMITATION OF AUDIT COMMITTEE'S ROLE

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

MEETINGS

      The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. Minutes shall be kept of each meeting of the Audit Committee and will be provided to each member of the Board of Directors. In addition to making regular reports to the Board of Directors, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Audit Committee's charter.


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                                   Appendix B

                       CHARTER OF THE NOMINATING COMMITTEE

                            OF QUALITY SYSTEMS, INC.

             (As Approved by the Board of Directors on May 25, 2004)

PURPOSE:

The purpose of the Nominating Committee of the Board of Directors (the "Board") of Quality Systems, Inc. (the "Company") is to ensure that the Board is properly constituted to meet its fiduciary obligations to shareholders and the Company. To carry out this purpose, the Nominating Committee shall: (i) assist the Board by identifying prospective director nominees and to recommend to the Board (A) the director nominees for the next annual meeting of shareholders and (B) director nominees to fill vacancies on the Board as they may arise from time to time.

The Nominating Committee is also responsible for overseeing and approving the text of the Company's description of its nomination process set forth in the Company's proxy statement.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

      o     The Nominating Committee shall be comprised of no fewer than three
            (3) members.

      o The members of the Nominating Committee shall meet the independence requirements of both the National Association of Securities Dealers and the Bylaws of the Company (in some cases, the Bylaws may impose a definition of independence that varies from that of the National Association of Securities Dealers).

      o The members of the Nominating Committee shall be appointed and replaced by the Board and shall serve at the Board's discretion.

COMMITTEE RESPONSIBILITIES AND AUTHORITY:

      o Determine on an annual basis desired Board qualifications, expertise and characteristics and conduct on a continual basis searches for potential Board members with corresponding attributes. Evaluate and propose nominees for election to the Board. In performing these tasks the Nominating Committee shall, with Board approval, have the authority to retain and terminate any search firm to be used to identify director candidates.

      o Define and administer the process by which shareholder nominees for election to the Board are considered.


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

      o Make reports to the Board concerning the Committee's activities as appropriate.

      o Review and re-examine this Charter annually and make recommendations to the Board for any proposed changes.

INTERNET ACCESS:

            This Charter shall be available for public review via access through the Company's website.


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

                                   Appendix C

                      CHARTER OF THE COMPENSATION COMMITTEE

                            OF QUALITY SYSTEMS, INC.

             (As Approved by the Board of Directors on May 25, 2004)

PURPOSE:

The purpose of the Compensation Committee of the Board of Directors (the "Board") of Quality Systems, Inc. (the "Company") shall be to discharge and to advise the Board concerning the Company's responsibilities relating to compensation of its executive officers and Board members. The Committee has overall responsibility for evaluating and recommending to the Board the executive officer compensation plans, policies and programs of the Company.
The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

The Compensation Committee will be appointed by and will serve at the discretion of the Board. The Compensation Committee shall consist of no fewer than two members. The members of the Compensation Committee shall meet the independence requirements of (i) Rule 4200(a)(15) of the Corporate Governance standards of The Nasdaq Stock Market (attached hereto as Exhibit A) and (ii) the Company's Bylaws (the applicable provision of which is attached hereto as Exhibit B).
The members of the Compensation Committee will be appointed and replaced by the Board. Compensation Committee members will serve at the discretion of the Board.

COMMITTEE RESPONSIBILITIES AND AUTHORITY:

      o The Compensation Committee shall annually review and recommend to the Board for approval for the CEO and the executive officers of the Company (i) the annual base salary, (ii) the annual incentive bonus, including the specific goals and amounts, (iii) equity compensation,
            (iv) employment agreements, severance arrangements, and change in control agreements/provisions, and (v) any other benefits, compensation or arrangements.

      o The Compensation Committee shall annually review and recommend to the Board for approval Board compensation policies and programs.

      o The Compensation Committee shall make reports to the Board as appropriate.


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

      o The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      o The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors in carrying out its duties hereunder.


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

                                    Exhibit A

                    The Nasdaq Stock Market Rule 4200(a)(15):

            (15) "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

                  (A) a director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company;

                  (B) a director who accepted or who has a Family Member who accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three fiscal years, other than the following:

                        (i) compensation for board or board committee service;

                        (ii) payments arising solely from investments in the
                  company's securities;

                        (iii) compensation paid to a Family Member who is a
                  non-executive employee of the company or a parent or subsidiary of the company;

                        (iv) benefits under a tax-qualified retirement plan, or
                  non-discretionary compensation; or

                        (v) loans permitted under Section 13(k) of the Act.

                  Provided, however, that audit committee members are subject to additional, more stringent requirements under Rule 4350(d).

2

            (C) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer;

            (D) a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

                        (i) payments arising solely from investments in the
                  company's securities; or

                        (ii) payments under non-discretionary charitable
                  contribution matching programs.


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

                  (E) a director of the listed company who is, or has a Family
            Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company serve on the compensation committee of such other entity; or

                  (F) a director who is, or has a Family Member who is, a
            current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.

                  (G) In the case of an investment company, in lieu of
            paragraphs (A)-(F), a director who is an "interested person" of the company as defined in section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee.


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

                                    Exhibit B

                   [from the Bylaws of Quality Systems, Inc.]

An independent director means a person who:

      (a) has never been an employee of the Company or any of its subsidiaries.

      (b) provides no services to the Company or to the Chief Executive Officer or senior management of the Company as an adviser, consultant or otherwise.

      (c) is not employed by an entity which provides services to the Company or to the Chief Executive Officer or senior management of the Company as an adviser, consultant or otherwise.

      (d) is not affiliated with a significant customer or supplier of the Company ("significant" means more than 1% of annual sales).

      (e) has not had, during the past two years, any interest in any significant transaction, or any business or financial relationship, with the Company or an affiliate of the Company (other than service as a director) for which the Company has been required to make disclosure under Regulation S-K of the Securities and Exchange Commission.

      (f) is not a relative of an executive officer or director of the Company.

      (g) receives no compensation from the Company other than director's fees.

      (h) does not personally receive and is not an employee, director, or trustee of a foundation, university, or other institution that receives grants or endowments from the Company that are material to the Company or to either the recipient and/or the foundation, university or institution.

      (i) is not employed by an entity of which (i) an executive officer of the Company serves as a director or trustee, or (ii) a director of the Company serves in a senior executive capacity.


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